AMENDMENT #1

             TO THE ASSOCIATION AGREEMENT ENTERED ON 13TH JULY 1995


Contracting Parties

1.   NAFTA a.s. Gbely
     Address:  908  45 Gbely, Slovak Republic
     Organisation Identification Number:  31 409 938

     Represented by:     Ing. Karol Rakovsky - Chairman of the Board of
                         Directors
                         Ing. Jozef Cechovic - Vice Chairman of the Board of
                         Directors

     (Hereinafter referred to as "NG")

2.   DANUBE INTERNATIONAL PETROLEUM COMPANY, Structural Unit
     Address:  Obchodna 21, 811 06 Bratislava, Slovak Republic

     Represented by:     Erika Csekes, Manager of the Structural Unit
                         -a proxy having power of attorney

     (Hereinafter referred to as "DIPC")

as the "NAFTA-DANUBE" Association Members

                                  have agreed
on herein alterations to The Association Agreement entered on 13th July 1995. Therefore Subsections 4. and 5. with the following content have been added to the Article III, "Purpose and Subject of the Association":

                                  ARTICLE III.
                     Purpose and Subject of the Association

4. The Association Members have agreed that it is a subject of mutual interest to expand the area of the joint exploration programme and conduct further exploration for hydrocarbons in the Area of Mutual Interest - "AMI 3" defined in the Exhibit E.
     AMI 3 includes Lipany region with area of 48.33 km2. It is a joint activity of the Association Members.
     NG represents and warrants that it is a fully authorised owner of an exploration license in AMI 3 as stipulated in Section 4, Act NO. 52/1988 Coll. amended by Act No. 497/1991 Coll.

5.   Implementation of AMI 3 work programme:

     5.1  The Testing Phase #1 in the Lipany area
          The Testing Phase shall be conducted within three (3) months from the date of execution of the Amendment #1.
          Engineering and geological study shall be elaborated within three months (3) from the date of execution of the Amendment #1.
          DIPC agrees to cover 100% of the costs for this Testing Phase, which is around 20 000.-USD (twenty thousand US Dollars).

     5.2  The Testing Phase #2 in the Lipany area
          The Testing Phase #2 is contingent of the results of Testing Phase #1. The Test Phase shall be conducted after the date of execution of the Amendment #1 in a time frame determinated by the JMC.
          The Testing Phase #2, which includes completion and fracturing of the Lipany 1 well, shall be concluded after the date of execution of the Amendment #1 in a time frame determinated by the JMC.
          DIPC agrees to cover 100% of the costs for the Testing Phase #2, which amounts to 1 000 000.-USD (one million US Dollars).

     5.3 DIPC agrees to provide either 100% of funds for The Testing Phases #1 and #2 or any equivalent investment for other relevant works agreed by JMC.

     5.4 All the additional investments required after finishing The Testing Phases #1 and #2 shall be paid in the following proportion:

                         NG   50%
                         DIPC 50%

     5.5 In case that it becomes a subject of The Association interest to use the positive wells "Lipany 3" and "Lipany 4" owned by NG, the Association Members have agreed to elaborate an Amendment #2 to the Association Agreement which shall stipulate conditions of a NG material investment of the above wells and an equivalent DIPC financial deposit. The financial deposit will be used to cover the costs of work agreed by JMC.

The other provisions of The Association Agreement entered on 13th July 1995 have not been altered, revised or amended and remain valid.

                                FINAL CONDITIONS

1. The Association Members have read The Amendment #1 to The Association Agreement entered on 13th July 1995 and declare that they have signed it voluntarily, not under compulsion or evidently disadvantageous conditions. As stipulated in the Article XV., the Subsection 2., of The Association Agreement, The Amendment #1 was unanimously agreed by the "NAFTA - DANUBE" JMC on 24th October 1996.
     Each Association Member shall receive two originals of this Amendment written in Slovak.
2.   The Amendment #1 shall become effective on the date on which it is signed.
3.   Exhibit "E" is the only attachment to The Amendment #1.

In Gbely                           In Bratislava

NAFTA a.s. Gbely                   DANUBE INTERNATIONAL PETROLEUM
                                   COMPANY - represented by the Manager of
                                   its Structural Unit in Slovakia

/s/ Ing. Karol Rakovsky            /s/ Erika Csekes

/s/ Ing. Jozef Cechovic


                                                                     EXHIBIT "E"

                       COORDINATES AND PLANE OF AMI III.


[Chart/Graph depicting Exploration    System of coordinates:  JTSK
Area of Bajerovce and AMI III]
                                      POINT  abscissa "Y"   abscissa "X"

                                        1.
                                        2.   279720.00      1186820.00
                                        3.   274900.00      1191300.00
                                        4.   275200.00      1192900.00
                                        5.   281390.00      1191840.00
                                        6.   291630.00      1189830.00
                                        7.


PLANE of AMI III.  =  48 330 750m